Shareholders' Equity	12 Months Ended
Dec. 31, 2025
Shareholders' Equity [Abstract]
Shareholders' equity

Note 12 — Shareholders’ equity

Ordinary shares

The Company was incorporated under the laws of the Cayman Islands as a limited company on December 7, 2022 and as a holding company. As at the date of its incorporation, the Company allotted and issued one ordinary share to Mr. Hoo Wei Sern (“Mr. Hoo”), the sole shareholder of MMSB. On May 15, 2023, Mr. Hoo completed the transfer of the one ordinary share to Star Sprite Limited, a company which is wholly owned by Mr. Hoo, for the total consideration of US$0.0001.

On July 31, 2024, the Company allotted and issued a total of 14,999,999 ordinary shares to the existing shareholders of the Company to perfect the Company’s capital structure in anticipation of an expected initial public offering of its ordinary shares, and the concurrent listing of its ordinary shares on the NASDAQ stock market.

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 15,000,000 shares of ordinary shares issued and outstanding that have been retroactively restated to the beginning of the first period presented. The Company only has one single class of ordinary shares that are accounted for as permanent equity. The Company has accounted for these issuances of ordinary shares as a stock dividend; accordingly, the Company has retroactively restated the presentation of its historical capital structure to the first period presented.